Exhibit 99.1

Scholar Rock Announces the Appointment of Industry Leader Lisa Wyman as Chief Technical and Quality Officer and Planned Leadership Transition

- Lisa Wyman brings more than 20 years of leadership and functional experience to new role of Chief Technical and Quality Officer on the Executive Team at Scholar Rock

- Ted Myles, Chief Operating Officer & Chief Financial Officer, will continue to operate through transition phase to a new organizational structure

CAMBRIDGE, Mass.--(BUSINESS WIRE)--Jan. 29, 2025-- Scholar Rock (NASDAQ: SRRK), a late-stage biopharmaceutical company focused on advancing innovative treatments for spinal muscular atrophy (SMA), cardiometabolic disorders, and other serious diseases where protein growth factors play a fundamental role, announced today that Lisa Wyman has been appointed to the new role of Chief Technical and Quality Officer (CTQO) to support the Company’s ongoing growth and evolution to becoming a fully integrated biopharma company as it prepares for its first expected drug approval and commercial launch in 2025.

Ms. Wyman brings more than 20 years of leadership and functional experience in technical and quality operations, including executive team responsibilities in her most recent roles at Generate:Biomedicines and Acceleron Pharma. She joins Scholar Rock’s Executive Team, reporting directly to Jay Backstrom, M.D., MPH, President and Chief Executive Officer.

As the Company transitions to a new organizational structure, the role of Chief Operating Officer (COO) is being eliminated, and the Company has initiated a search for a Chief Financial Officer (CFO). Ted Myles, COO & CFO at Scholar Rock, will remain with the Company through mid-March, and then serve as a Senior Advisor for six months, during the leadership transition.

“I am delighted to have Lisa join Scholar Rock and further fortify our readiness to bring apitegromab to the market for patients and continue to expand our technical and quality operations for our earlier stage clinical pipeline,” said Dr. Backstrom. “We are at a critical and exciting stage in our evolution from a historically R&D focused company, to planning for our first anticipated commercial product launch. Lisa’s leadership and technical expertise are instrumental for us to achieve our mission to discover, develop, and deliver therapies to improve people’s lives and make a meaningful difference for people living with serious diseases.”

Dr. Backstrom added, “I am grateful to Ted for his many contributions to Scholar Rock during a very important period of organizational growth and transformation and helping us on our path to becoming a fully integrated biopharma company. On behalf of the Board of Directors and the entire Executive Team, I would like to thank Ted for his strong leadership and his continued support through this transition period. We wish him continued success in his next industry leadership role.”

Ms. Wyman joins Scholar Rock from Generate:Biomedicines where she served as Chief Technical Operations Officer, and a member of the Company’s Executive Leadership Team. While at Generate, she was responsible for establishing and building out the global technical operations organization to support its pursuit of developing a broad portfolio of medicines for patients. Her role included leading multi-faceted teams across Chemistry, Manufacturing, and Controls (CMC), technical development, quality, supply operations.

Prior to Generate, Ms. Wyman served as the Senior Vice President of Technical Operations and Quality, and member of the Executive Committee at Acceleron, where she helped to transform the enterprise from a research and development-focused company to a fully integrated biotech, which led to the eventual sale of the company to Merck & Co. in 2021 for over $11 billion. At Acceleron, she led the CMC strategy for the accelerated development of sotatercept (marketed as WINREVAIR) for pulmonary arterial hypertension and supported the launch of Acceleron’s first commercial product Reblozyl.

Before joining Acceleron, she had roles of increasing responsibility at Mersana Therapeutics, Shire, and Boston Scientific. She graduated from Ithaca College with a degree in biology and earned a master’s degree in engineering management from Tufts University.

About Scholar Rock

Scholar Rock is a biopharmaceutical company that discovers, develops, and delivers life-changing therapies for people with serious diseases that have high unmet need. As a global leader in the biology of the transforming growth factor beta (TGFβ) superfamily and named for the visual resemblance of a scholar rock to protein structures, the clinical-stage company is focused on advancing innovative treatments where protein growth factors are fundamental. Over the past decade, Scholar Rock has created a pipeline with the potential to advance the standard of care for neuromuscular disease, cardiometabolic disorders, cancer, and other conditions where growth factor-targeted drugs can play a transformational role.

This commitment to unlocking fundamentally different therapeutic approaches is powered by broad application of a proprietary platform, which has developed novel monoclonal antibodies to modulate protein growth factors with extraordinary selectivity. By harnessing cutting-edge science in disease spaces that are historically under-addressed through traditional therapies, Scholar Rock works every day to create new possibilities for patients. Learn more about our approach at ScholarRock.com and follow @ScholarRock and on LinkedIn.

The efficacy and safety of apitegromab has not been established and apitegromab has not been approved for any use by the FDA or any other regulatory agency.

Scholar Rock® is a registered trademark of Scholar Rock, Inc.

Availability of Other Information About Scholar Rock

Investors and others should note that we communicate with our investors and the public using our company website www.scholarrock.com, including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on Twitter and LinkedIn. The information that we post on our website or on Twitter or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its  progress and plans for apitegromab and the ability of any individual to affect the performance of the Company. The use of words such as “may,” “could,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 3 trial of apitegromab, are not predictive of, may be inconsistent with, or more favorable than, data generated from future or ongoing clinical trials of the same product candidate; Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline; the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials; information provided or decisions made by regulatory authorities; competition from third parties that are developing products for similar uses; Scholar Rock’s ability to obtain, maintain and protect its intellectual property; the success of Scholar Rock’s current and potential future collaborations; Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials; Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities; its ability to establish or maintain strategic business alliances; its ability to receive priority or expedited regulatory review or to obtain regulatory approval of apitegromab; its ability to expand globally and the anticipated commercial launch in the United States of apitegromab in the fourth quarter of 2025; as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.

Scholar Rock:

Investors
Rushmie Nofsinger
Scholar Rock
rnofsinger@scholarrock.com
ir@scholarrock.com
857-259-5573

Media
Molly MacLeod
Scholar Rock
mmacleod@scholarrock.com
media@scholarrock.com
802-579-5995